Exhibit 10.2
     AMENDMENT NO. 2, dated as of June 11, 2007 (this “Amendment”), with respect to the Credit Agreement dated as of April 21, 2006 (the “Credit Agreement”), among HealthSpring, Inc. (the “Borrower”), the Guarantors party thereto, the Lenders from time to time party thereto, UBS Securities LLC, as Joint Lead Arranger and Joint Bookrunner, Citigroup Global Markets Inc., as Joint Lead Arranger and Joint Bookrunner, Citicorp USA, Inc., as Syndication Agent, Bank of America, N.A., as Documentation Agent, UBS Loan Finance LLC, as Swingline Lender and UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, (in its capacity as administrative agent, the “Administrative Agent”).
     A. Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to Borrower pursuant to the terms and conditions set forth therein.
     B. The Loan Parties have requested that the Administrative Agent and Required Lenders agree to amend a provision of the Credit Agreement as set forth herein.
     C. The Administrative Agent and Required Lenders are willing to so agree and to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.
     D. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
     SECTION 2. Amendment to Section 6.08. Subsection 6.08(c) is hereby amended and restated with the following:
     “(c) payments by Borrower to repurchase or redeem Qualified Capital Stock of Borrower on or before July 1, 2008; provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) the aggregate cash consideration paid for all such redemptions and payments shall not exceed $50,000,000 in the aggregate;”
     SECTION 3. Conditions Precedent. The effectiveness of this Amendment is subject to the condition that the Administrative Agent shall have received signature pages from the Required Lenders and each Loan Party.
     SECTION 4. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and each of the Lenders that:
     (a) This Amendment is within such Loan Party’s organizational powers and has been duly authorized by all necessary organizational action on the part of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party and constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) After giving effect to this Amendment, the representations and warranties set forth in Article 3 of the Credit Agreement or in any Loan Document are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such specified date).
     (c) After giving effect to this Amendment, no Default has occurred or is continuing.
     SECTION 5. Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby. This Amendment shall be a Loan Document for all purposes.
     SECTION 6. Applicable Law. This Amendment shall be governed by, and be construed in accordance with, the laws of the State of New York.
     SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile or “pdf file” transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 8. Expenses. Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.
     SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

HEALTHSPRING, INC.
By:	/s/ Kevin M. McNamara
	Name:	Kevin M. McNamara
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

NEWQUEST, INC.
GULFQUEST, LP
     By: TexQuest, L.L.C., its General Partner
HEALTH SPRING EMPLOYER SERVICES, INC.
HEALTHSPRING LIFE & HEALTH INSURANCE COMPANY, INC.
HEALTHSPRING MANAGEMENT, INC.
HEALTHSPRING USA, LLC
HOUQUEST, L.L.C.
NEWQUEST, LLC
NEWQUEST MANAGEMENT OF ALABAMA, LLC
NEWQUEST MANAGEMENT OF FLORIDA, LLC
NEWQUEST MANAGEMENT OF ILLINOIS, LLC
SIGNATURE HEALTH ALLIANCE, INC.
TENNESSEE QUEST, LLC
TEXQUEST, L.L.C.

By:	/s/ Kevin M. McNamara
	Name:	Kevin M. McNamara
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

UBS AG, STAMFORD BRANCH, as Issuing Bank, Administrative Agent and Collateral Agent

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

UBS LOAN FINANCE LLC
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director

CITICORP USA, INC.
By:	/s/ James M. Buchanan
	Name:	James M. Buchanan
	Title:	Vice President

BANK OF AMERICA, N.A.
By:	/s/ B. Smith
	Name:	B. Smith
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ A. Griffin
	Name:	A. Griffin
	Title:	Director

SUNTRUST BANK
By:	/s/ Mark D. Mattson
	Name:	Mark D. Mattson
	Title:	Managing Director

LASALLE BANK NA
By:	/s/ Kristen V. Herron
	Name:	Kristen V. Herron
	Title:	Vice President